Exhibit 23


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS




Tubby's, Inc. and Subsidiaries
Sterling Heights, Michigan



We hereby consent to the incorporation by reference of our report dated January 20, 2000, relating to the consolidated financial statements of Tubby's, Inc. and Subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended November 30, 1999, into the Company's previously filed Form S-8 Registration Statement.





                                            BDO Seidman, LLP



Troy, Michigan
March 7, 2000